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                                                                 Exhibit 10.11.1

                      AMENDMENT TO MANUFACTURING AGREEMENT


         This amendment ("AMENDMENT"), dated April 12, 1995, is by and between U.S. Bioscience, Inc. ("USB"), a corporation organized and existing under the laws of the state of Delaware and Applied Analytical Industries, Inc., a corporation organized and existing under the laws of Delaware, having a place of business at 1206 North 23rd Street, Wilmington, North Carolina 28405 ("AAI").

         WHEREAS, USB and AAI entered into a Manufacturing Agreement dated January 1995 (the "Agreement"), relating to the manufacture of Hexalen(R) (Altretamine);

         WHEREAS, USB and AAI desire to amend certain provisions of the Agreement as hereinafter provided; and

         NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereby agree as follows:



         1. Definitions: Except as otherwise specifically provided herein, all capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Agreement.

         2. Inspection: Section 8.2 of the Agreement shall be amended by deleting Section 8.2 in its entirety and in its place inserting the following
Section 8.2:

                  "8.2 INSPECTION. USB and those of its distributors, licensees and sub-licensees and their respective affiliates with rights to market or sell the PRODUCT identified to AAI by USB and satisfactory to AAI (collectively, the "USB Affiliates"), upon reasonable notice, shall have the right, at their sole cost and expense, to conduct periodic inspections of AAI's facilities to inspect and observe AAI's manufacturing, quality control and quality assurance procedures. AAI shall make available to USB and the USB Affiliates during on-site inspection all records and documentation addressing the PREPARATION and quality control of the PRODUCT. AAI shall also provide USB and the USB Affiliates, at their request, copies of such records during such inspection at the sole cost and expense of the party initiating the inspection."


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         3. Effect of Amendment: Other than the specific amendment set forth above, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment embodies the full and complete understanding of the parties hereto with respect to the matters addressed herein and supersedes all prior understandings and agreements whether oral or written.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement.

U.S. BIOSCIENCE, INC.


BY:
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TITLE:  Senior Vice President, Pharmaceutical Operations
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DATE:  April 11, 1995
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APPLIED ANALYTICAL INDUSTRIES, INC.


BY:
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TITLE:
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DATE:
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